                              TELEDYNE, INC.


                                   TO


                            MELLON BANK, N.A.


                                                      Trustee



                       ___________________________


                                INDENTURE

                      Dated as of January 30, 1996

                       ___________________________

                           TABLE OF CONTENTS



                                                                  PAGE

PARTIES .............................................................  1
RECITALS OF THE COMPANY .............................................  1


                              ARTICLE ONE

                    DEFINITIONS AND OTHER PROVISIONS
                         OF GENERAL APPLICATION......................  1

SECTION 101.  DEFINITIONS............................................  1
      Act............................................................  2
      Affiliate......................................................  2
      Attributable Debt..............................................  2
      Authenticating Agent...........................................  2
      Board of Directors.............................................  2
      Board Resolution...............................................  3
      Business Day...................................................  3
      Commission.....................................................  3
      Company........................................................  3
      Company Request or Company Order...............................  3
      Consolidated Net Tangible Assets...............................  3
      Corporate Trust Office.........................................  4
      Corporation....................................................  4
      Covenant Defeasance............................................  4
      Debt...........................................................  4
      Defaulted Interest.............................................  4
      Defeasance.....................................................  4
      Depositary.....................................................  4
      Event of Default...............................................  5
      Global Security................................................  5
      Holder.........................................................  5
      Indenture......................................................  5
      Interest.......................................................  5
      Interest Payment Date..........................................  5
      Maturity.......................................................  5
      Mortgage.......................................................  5
      Officers' Certificate..........................................  6
      Opinion of Counsel.............................................  6
      Original Issue Discount Security...............................  6
      Outstanding....................................................  6
      Paying Agent...................................................  7
      Permitted Mortgages............................................  7
      Person.........................................................  8
      Place of Payment...............................................  9
      Predecessor Security...........................................  9
      Redemption Date................................................  9
      Redemption Price...............................................  9

      Regular Record Date............................................  9
      Responsible Officer............................................  9
      Securities.....................................................  9
      Security Register and Security Registrar.......................  9
      Special Record Date............................................ 10
      Stated Maturity................................................ 10
      Subsidiary..................................................... 10
      Trustee........................................................ 10
      Trust Indenture Act............................................ 10
      U.S. Government Obligations.................................... 10
      Vice President................................................. 10
      Voting Stock................................................... 10

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS................... 10

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE................. 11

SECTION 104.  ACTS OF HOLDERS........................................ 12

SECTION 105.  NOTICES, ETC., TO TRUSTEE AND COMPANY.................. 13

SECTION 106.  NOTICE TO HOLDERS; WAIVER.............................. 13

SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT...................... 14

SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS............... 14

SECTION 109.  SUCCESSORS AND ASSIGNS................................. 14

SECTION 110.  SEPARABILITY CLAUSE.................................... 14

SECTION 111.  BENEFITS OF INDENTURE.................................. 15

SECTION 112.  GOVERNING LAW.......................................... 15

SECTION 113.  LEGAL HOLIDAYS......................................... 15

SECTION 114.  CORPORATE OBLIGATION................................... 15

                              ARTICLE TWO

                             SECURITY FORMS.......................... 16

SECTION 201.  FORMS GENERALLY........................................ 16

SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF
                AUTHENTICATION....................................... 16

SECTION 203.  PROVISIONS OF GLOBAL SECURITY.......................... 17

                             ARTICLE THREE

                             THE SECURITIES.......................... 18

SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.................. 18

SECTION 302.  DENOMINATIONS......................................... 21

SECTION 303.  EXECUTION, AUTHENTICATION,
                DELIVERY AND DATING................................. 22

SECTION 304.  TEMPORARY SECURITIES.................................. 24

SECTION 305.  REGISTRATION; REGISTRATION OF
                TRANSFER AND EXCHANGE............................... 25

SECTION 306.  MUTILATED, DESTROYED, LOST
                AND STOLEN SECURITIES............................... 27

SECTION 307.  PAYMENT OF INTEREST;
                INTEREST RIGHTS PRESERVED........................... 28

SECTION 308.  PERSONS DEEMED OWNERS................................. 29

SECTION 309.  CANCELLATION.......................................... 30

SECTION 310.  COMPUTATION OF INTEREST............................... 30

SECTION 311.  CUSIP NUMBERS......................................... 30

                              ARTICLE FOUR

                       SATISFACTION AND DISCHARGE................... 31

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE............... 31

SECTION 402.  APPLICATION OF TRUST MONEY............................ 32

                              ARTICLE FIVE

                                REMEDIES............................ 33

SECTION 501.  EVENTS OF DEFAULT..................................... 33

SECTION 502.  ACCELERATION OF MATURITY;
                RESCISSION AND ANNULMENT............................ 35

SECTION 503.  COLLECTION OF INDEBTEDNESS AND
                SUITS FOR ENFORCEMENT BY TRUSTEE.................... 37

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM...................... 38

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS
                WITHOUT POSSESSION OF SECURITIES.................... 39

SECTION 506.  APPLICATION OF MONEY COLLECTED........................ 39

SECTION 507.  LIMITATION ON SUITS................................... 40

SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO
                RECEIVE PRINCIPAL, PREMIUM AND INTEREST............. 40

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.................... 41

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE........................ 41

SECTION 511.  DELAY OR OMISSION NOT WAIVER.......................... 41

SECTION 512.  CONTROL BY HOLDERS.................................... 42

SECTION 513.  WAIVER OF PAST DEFAULTS............................... 42

SECTION 514.  UNDERTAKING FOR COSTS................................. 43

SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS...................... 44

                              ARTICLE SIX

                              THE TRUSTEE........................... 44

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES................... 44

SECTION 602.  NOTICE OF DEFAULTS.................................... 46

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE............................. 46

SECTION 604.  NOT RESPONSIBLE FOR RECITALS
                OR ISSUANCE OF SECURITIES........................... 47

SECTION 605.  MAY HOLD SECURITIES................................... 48

SECTION 606.  MONEY HELD IN TRUST................................... 48

SECTION 607.  COMPENSATION AND REIMBURSEMENT........................ 48

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS............... 49

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY............... 49

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF
                SUCCESSOR........................................... 49

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR................ 51

SECTION 612.  MERGER, CONVERSION, CONSOLIDATION
                OR SUCCESSION TO BUSINESS........................... 53

SECTION 613.  PREFERENTIAL COLLECTION OF
                CLAIMS AGAINST COMPANY.............................. 53

SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT................... 58

                             ARTICLE SEVEN

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE
                              AND COMPANY........................... 60

SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES
                AND ADDRESSES OF HOLDERS............................ 60

SECTION 702.  PRESERVATION OF INFORMATION;
                COMMUNICATIONS TO HOLDERS........................... 61

SECTION 703.  REPORTS BY TRUSTEE.................................... 62

SECTION 704.  REPORTS BY COMPANY.................................... 64

                             ARTICLE EIGHT

                   CONSOLIDATION, MERGER, CONVEYANCE,
                           TRANSFER OR LEASE........................ 66

SECTION 801.  COMPANY MAY CONSOLIDATE, ETC.,
                ONLY ON CERTAIN TERMS............................... 66

SECTION 802.  SUCCESSOR CORPORATION SUBSTITUTED..................... 67

                              ARTICLE NINE

                        SUPPLEMENTAL INDENTURES..................... 67

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT
                CONSENT OF HOLDERS.................................. 67

SECTION 902.  SUPPLEMENTAL INDENTURES WITH
                CONSENT OF HOLDERS.................................. 68

SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.................. 70

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES..................... 70

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT................... 70

SECTION 906.  REFERENCE IN SECURITIES TO
                SUPPLEMENTAL INDENTURES............................. 70

                              ARTICLE TEN

                               COVENANTS............................ 71

SECTION 1001.     PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST........ 71

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY...................... 71

SECTION 1003.  MONEY FOR SECURITIES PAYMENTS
                  TO BE HELD IN TRUST............................... 72

SECTION 1004.  RESTRICTIONS UPON MORTGAGE OF PROPERTY............... 73

SECTION 1005.  RESTRICTIONS UPON SALE AND LEASEBACK TRANSACTIONS.... 75

SECTION 1006.  STATEMENT BY OFFICERS AS TO DEFAULT.................. 76

SECTION 1007.  WAIVER OF CERTAIN COVENANTS.......................... 76

                             ARTICLE ELEVEN

                        REDEMPTION OF SECURITIES.................... 77

SECTION 1101.  APPLICABILITY OF ARTICLE............................. 77

SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE................ 77

SECTION 1103.  SELECTION BY TRUSTEE OF
                  SECURITIES TO BE REDEEMED......................... 77

SECTION 1104.  NOTICE OF REDEMPTION................................. 78

SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.......................... 79

SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE................ 79

SECTION 1107.  SECURITIES REDEEMED IN PART.......................... 80

SECTION 1108.  PURCHASE OF SECURITIES............................... 80

                             ARTICLE TWELVE

                             SINKING FUNDS.......................... 80

SECTION 1201.  APPLICABILITY OF ARTICLE............................. 80

SECTION 1202.  SATISFACTION OF SINKING FUND
                  PAYMENTS WITH SECURITIES.......................... 81

SECTION 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND............ 81

                            ARTICLE THIRTEEN

               DEFEASANCE AND COVENANT DEFEASANCE.................. 82


SECTION 1301.  APPLICABILITY OF ARTICLE; COMPANY'S
               OPTION TO EFFECT DEFEASANCE OR
               COVENANT DEFEASANCE................................. 82

SECTION 1302.  DEFEASANCE AND DISCHARGE............................ 82

SECTION 1303.  COVENANT DEFEASANCE................................. 83

SECTION 1304.  CONDITIONS TO DEFEASANCE
                  OR COVENANT DEFEASANCE........................... 83

SECTION 1305.  DEPOSITED MONEY AND U.S. GOVERNMENT
                  OBLIGATIONS TO BE HELD IN TRUST;
                  OTHER MISCELLANEOUS PROVISIONS................... 86


TESTIMONIUM ....................................................... 88
SIGNATURES ........................................................ 88

                            TELEDYNE, INC.

           Reconciliation and tie between Trust Indenture Act
                         of 1939 and Indenture

Trust Indenture
  Act Section                                          Indenture Section

  310(a)(1).............................              609
      (a)(2).............................             609
      (a)(3).............................             Not Applicable
      (a)(4).............................             Not Applicable
      (a)(5).............................             609
      (b)................................             608
                                                      610
  311(a)................................              613(1)
      (b)................................             613(2)
                                                      703(2)
  312(a)................................              701
                                                      702(1)
      (b)................................             702(2)
      (c)................................             702(3)
  313(a)................................              703(1)
      (b)................................             703(2)
      (c)................................             703(1), 703(2)
      (d)................................             703(3)
  314(a)................................              704
      (b)................................             Not Applicable
      (c)(1).............................             102
      (c)(2).............................             102
      (c)(3).............................             1304(1)
      (d)................................             Not applicable
      (e)................................             102
  315(a)................................              601(1)
      (b)................................             602
      (c)................................             601(2)
      (d)................................             601(3)
      (d)(1).............................             601(1)(a)
      (d)(2).............................             601(3)(b)
      (d)(3).............................             601(3)(c)
      (e)................................             514
  316(a)................................              101
      (a)(1)(A)..........................             502
                                                      512
      (a)(1)(B)..........................             513
      (a)(2).............................             Not Applicable
      (b)................................             508
      (c)................................             Not Applicable
  317(a)(1).............................              503
      (a)(2).............................             504
      (b)................................             1003
  318(a)................................              107
_______________
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

            INDENTURE, dated as of January 30, 1996, from TELEDYNE, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), to MELLON BANK, N.A., a national banking association, as Trustee.


                        RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                              ARTICLE ONE

                    DEFINITIONS AND OTHER PROVISIONS
                         OF GENERAL APPLICATION


SECTION 101.  DEFINITIONS.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date in question; and

            (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            Certain terms used principally in Article Six are defined in that Article.

            "Act," when used with respect to any Holder, has the meaning specified in Section 104.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Attributable Debt" in respect of any lease means, at the time of determination, the present value (discounted at the rate of interest implicit in the terms of the relevant lease) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended). "Net rental payments" under any lease for any period means the sum of the fixed payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rent or additional rent) on account of maintenance and repairs, insurance, taxes, assessments or similar charges, or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales.

            "Authenticating Agent" has the meaning specified in Section 614.

            "Board of Directors" means either the board of directors of the Company or any committee (which may consist of members other than directors of the Company) duly authorized by the board of directors of the Company to act hereunder.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (which resolution may delegate to specified officers of the Company the power to determine the forms of series of Securities pursuant to Sections 201 and 202 and the provisions of series of Securities pursuant to
Section 301, such determination to be evidenced by an Officers' Certificate) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close or such other day as provided in or pursuant to an Officers' Certificate or supplemental indenture referred to in Section 301.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Consolidated Net Tangible Assets" means, with respect to any Person, the total assets plus the LIFO (last-in, first-out) inventory reserve, if any, of such Person and its Subsidiaries less (without duplication) the following: (1) current liabilities (excluding (a) any which are, by their terms, extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (b) current liabilities with respect to pension plans and post-retirement medical benefits to the extent that they may be satisfied from surplus in any of such Person's or its Subsidiaries' benefit plans); (2) reserves for depreciation and other asset valuation reserves; (3) intangible assets such as goodwill, trademarks, trade names, patents, and unamortized debt discount and expense (it being understood that prepaid pension costs shall not be deemed to be an intangible asset); and (4) minority interests of other Persons holding stock in any majority-owned Subsidiary of such Person.

            "Corporate Trust Office" means the principal corporate trust office of the Trustee located at Pittsburgh, Pennsylvania or at such other location at which at any particular time its corporate trust business shall be administered.

            "Corporation" includes corporations and, except for purposes of Article Eight, associations, companies, limited liability companies, limited liability partnerships and business trusts.

            "Covenant Defeasance" has the meaning specified in Section 1303.

            "Debt", as applied to any Person, means (without duplication) (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet in conformity with generally accepted accounting principles, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price of property or services, which purchase price is (i) due more than six months from the date of incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, and (f) all indebtedness secured by any Mortgage on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

            "Defaulted Interest" has the meaning specified in Section 307.

            "Defeasance" has the meaning specified in Section 1302.

            "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 301, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

            "Event of Default" has the meaning specified in Section 501.

            "Global Security" means a Security in the form prescribed in Section 203 which is executed by the Company and authenticated and delivered to the Trustee evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively, and shall include the terms of particular series of Securities established as contemplated by Section 301.

            "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

            "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Mortgage" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

            "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

            "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

            (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (c) Securities which have been defeased pursuant to Section 1302 hereof; and

            (d) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a foreign currency or currency unit shall be the U.S. dollar equivalent, determined as of the date of original issuance of such Security, of the principal amount of such Security (or, in the case of an Original Issue Discount Security denominated in a foreign currency or currency unit, the U.S. dollar equivalent, determined as of the date of original issuance of such Security, of the amount determined as provided in (i) above), and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

            "Permitted Mortgages" means the following types of Mortgages:

            (a) Mortgages for taxes, assessments or governmental charges or claims if the same shall not at the time be delinquent or thereafter can be paid without penalty or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on the books of the Company;

            (b) statutory Mortgages of landlords and Mortgages of carriers, warehousemen, mechanics, repairmen, suppliers and materialmen and other similar Mortgages imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor;

            (c) Mortgages incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or
      (ii) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, reimbursement obligations under letters of credit and bank guarantees (serving a function similar to letters of credit), performance and return-of-money bonds and other similar obligations (in each case exclusive of obligations for the payment of borrowed money);

            (d) any attachment, judgment or settlement Mortgage as to which the Company or any Subsidiary has not exhausted its appellate rights and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on the books of the Company;

            (e) leases or subleases granted to others not adversely affecting in any material respect the ordinary conduct of the business of the Company or any Subsidiary;

            (f) easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title, surface uses, servitudes, permits and other similar charges or encumbrances not adversely affecting in any material respect the ordinary conduct of the business of the Company or any Subsidiary;

            (g) any (i) interest or title of a lessor or sublessor under any lease permitted by the Indenture, (ii) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause
      (ii);

            (h) Mortgages arising from filing Uniform Commercial Code financing statements relating solely to (i) leases permitted by the Indenture or (ii) any sale of accounts receivable; and

            (i) Mortgages in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in or as contemplated by Section 301.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

            "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "Subsidiary" means a Person, more than 50% of the outstanding Voting Stock or other beneficial interests of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "U.S. Government Obligations" has the meaning specified in Section 1304(1).

            "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

            "Voting Stock" means stock which ordinarily has voting power for the election of directors, or other persons performing equivalent functions, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

            Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this

Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, including any request to authenticate and deliver Securities of any series pursuant to Section 303, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than certificates provided pursuant to Section 704(4), shall include

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or Opinion of Counsel, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel or representations by counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS.

            (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding of any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section
601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (3) The ownership of Securities shall be proved by the Security Register.

            (4) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office or at any other address previously furnished in writing to the Trustee by the Company to the attention of the Treasurer with a copy to the Secretary.

SECTION 106.  NOTICE TO HOLDERS; WAIVER.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

            If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act or which is automatically deemed included in this Indenture by any of the provisions of the Trust Indenture Act, such required or automatically included provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or excluded.

SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  SEPARABILITY CLAUSE.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

            This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of California.

SECTION 113.  LEGAL HOLIDAYS.

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section,) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, PROVIDED that no interest, except as provided in Section 502(1)(c), if applicable, shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114.  CORPORATE OBLIGATION.

            No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Company or the Trustee or of any predecessor or successor of the Company or the Trustee, in its capacity as such, with respect to the Company's obligations on the Securities or the obligations of the Company or the Trustee under this Indenture or any certificate or other writing delivered in connection therewith.

                              ARTICLE TWO

                             SECURITY FORMS


SECTION 201.  FORMS GENERALLY.

            The Securities of each series shall be in substantially the form (including permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If temporary Securities of any series are issued in global form as provided by Section 304, the form thereof shall be established as provided in the preceding sentence. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities (or any such temporary global Security). If all of the Securities of any series established by action taken pursuant to a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a record of such action at the time of issuance of each Security of such series, but an appropriate record of such action shall be delivered at or before the time of issuance of the first Security of such series.

            The definitive Securities shall be printed, lithographed or engraved or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF
                AUTHENTICATION.

            The Trustee's certificate of authentication shall be in substantially the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

MELLON BANK, N.A.

as Trustee



By_______________________
  Authorized Signatory


SECTION 203.  PROVISIONS OF GLOBAL SECURITY.

            If Securities of a series are issuable in whole or in part in global form, as specified as contemplated by Section 301(16), then, notwithstanding the provisions of Sections 301 and 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate principal amount of Outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. The global form may be permanent or temporary. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the principal amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or
Section 304.  Subject to the provisions of Section 303 and, if applicable,
Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been or simultaneously is delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

            Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

            Notwithstanding the provisions of Section 307 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security as shall be specified in a written statement of the Depositary with respect to such permanent Global Security, for purposes of obtaining any consents or directions required to be given by the Holders pursuant to this Indenture.

            Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Global Security shall provide, in addition to the provisions established pursuant to Sections 201 and 301 and set forth in the preceding paragraphs, that the Depositary will not sell, assign, transfer or otherwise convey any beneficial interest in such Global Security unless such beneficial interest is in an amount equal to an authorized denomination for Securities of such series, and that the Depositary, by accepting such Global Security, agrees to be bound by such provision.


                             ARTICLE THREE

                             THE SECURITIES


SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

             (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);




             (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to

      Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, shall not have been issued and sold by the Company and are therefore deemed never to have been authenticated and delivered hereunder);

             (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

             (4) the date or dates on which the principal of the Securities of the series is payable;

             (5) the rate or rates (or the formula pursuant to which such rate or rates shall be determined) at which the Securities of the series shall bear interest, if any, including the rate of interest applicable on overdue payments of principal or interest, if different from the rate of interest stated in the Security; the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date; and the manner in which interest and principal shall be paid;

             (6) the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable;

             (7) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

             (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

             (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (10) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest, if any, on the

      Securities of the series shall be payable if other than the currency of the United States, which may be different for principal, premium, if any, and interest, if any, and the manner of determining the equivalent thereof in the currency of the United States for purposes of the definition of "Outstanding" in Section 101;

            (11) if the principal of (and premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies other than that in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of (and premium, if any) or interest on Securities of such series as to which such election is made shall be payable, and the period or periods within which, and the terms and conditions upon which, such election may be made and the manner of determining the equivalent thereof in the currency of the United States for purposes of the definition of "Outstanding" in Section 101;

            (12) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

            (13) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
      Section 502;

            (14) any Event of Default with respect to the Securities of the series, if not set forth herein;

            (15) whether either or both of Section 1302 and Section 1303 shall not apply to the Securities of the series;

            (16) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, which Depositary shall be, if then required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended; and

            (17) any other terms of the series, including the covenants to be applicable to Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of a person designated in the Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Officer's Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officer's Certificate or supplemental indenture.

            Except as otherwise provided with respect to any series of definitive Securities evidenced by instruments in the names of the Holders thereof, at the option of the Company, interest on such series of Securities that bears interest may be paid by mailing a check, on or before the applicable Interest Payment Date, to the address of the person entitled thereto, as such address shall appear in the Securities Register.

            If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. If all of the Securities of any series established by action taken pursuant to a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a record of such action at the time of issuance of each Security of such series, but an appropriate record of such action shall be delivered at or before the time of issuance of the first Security of such series.

SECTION 302.  DENOMINATIONS.

            Except as otherwise specified as contemplated by Section 301 for Securities of any series, the Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  EXECUTION, AUTHENTICATION,
              DELIVERY AND DATING.

            The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Securities. If all of the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (1) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

            (2) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

            (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel and paid for, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting creditors' rights generally, and except that such counsel may advise that the enforceability of the Securities is subject to the effect of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and, if applicable, to provisions of law which may require that a judgment for money damages rendered by a court in the United States be expressed in United States dollars.

If such forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

            Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.  TEMPORARY SECURITIES.

            Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, reproduced or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor a like principal amount of definitive Securities of the same series and tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305.  REGISTRATION; REGISTRATION OF
              TRANSFER AND EXCHANGE.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount.

            At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his or her attorney duly authorized in writing.

            No service charge to the Holder shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

            The Company shall not be required (1) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of such series to be redeemed, or (2) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 301, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue Global Securities pursuant to Section 301 shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

            The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

            Notwithstanding any other provision in this Indenture, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global

Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or except to the Trustee in exchange for definitive Securities as provided in this Indenture. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities evidenced in whole or in part by a Global Security, the Depositary may not sell, assign, transfer or otherwise convey any beneficial interest in a Global Security evidencing all or part of the Securities of such series unless such beneficial interest is in an amount equal to an authorized denomination for Securities of such series.

SECTION 306.  MUTILATED, DESTROYED, LOST
                AND STOLEN SECURITIES.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  PAYMENT OF INTEREST;
                INTEREST RIGHTS PRESERVED.

            Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security of any series which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Person or Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his or her address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue interest, which were carried by such other Security.

SECTION 308.  PERSONS DEEMED OWNERS.


            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and holders of beneficial interests in any Global Security, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of such Global Security.

SECTION 309.  CANCELLATION.

            All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order, except that the Trustee shall not be required to destroy any such cancelled Securities.

SECTION 310.  COMPUTATION OF INTEREST.

            Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.  CUSIP NUMBERS.

            The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                              ARTICLE FOUR

                       SATISFACTION AND DISCHARGE


SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

            This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities (except as to any surviving rights of registration of conversion, transfer or exchange of Securities of such series herein expressly provided for or in the form of Security for such series), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, which instruments shall be reasonably requested by the Company, when

            (1)   either

                  (a) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
            Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (b) all such Securities of such series not theretofore delivered to the Trustee for cancellation

                        (i)   have become due and payable, or

                        (ii) will become due and payable at their Stated Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in money or, if the Securities of such series are not then due and payable, money or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; or

                  (c) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by
            Section 301, to be applicable to the Securities of such series;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (b) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.

            Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money or U.S. Government Obligations has been deposited with the Trustee.

                              ARTICLE FIVE

                                REMEDIES


SECTION 501.  EVENTS OF DEFAULT.

            "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days or more; or

            (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

            (3) default in the deposit of any sinking fund payment, when, as and if due by the terms of a Security of that series; or

            (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) default by the Company or any Subsidiary in respect of any bonds, debentures, notes or other similar evidences of indebtedness for borrowed money (other than the Security to which such event of default relates) of the Company or any Subsidiary or under any indenture (including this Indenture) or other instrument under which there is issued, or which secures, guarantees or evidences, any bonds, notes, debentures or other similar evidences of indebtedness for borrowed money of the Company or any Subsidiary, and such default shall constitute a failure to pay indebtedness in an amount in excess of $20,000,000 when due and payable (other than as a result of acceleration), after expiration of any applicable grace period with respect thereto, or shall have resulted in an aggregate principal amount of such indebtedness exceeding $20,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default with respect to the other indebtedness and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; PROVIDED, HOWEVER, that the foregoing provisions shall not apply to any default or defaults by one or more Subsidiaries during any three consecutive year period where the aggregate Consolidated Net Tangible Assets of such Subsidiaries at the time of such defaults do not exceed 10% of the Consolidated Net Tangible Assets of the Company, as shown on the audited consolidated financial statements of the Company as of the end of the fiscal year preceding the date of determination; or

            (6) the entry of a decree or order by a court having jurisdiction adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or any Subsidiary under the Bankruptcy Code (Title 11, U.S. Code) or any similar applicable United States Federal or state law, if such decree or order shall have continued undischarged and unstayed for a period of 60 days; or the entry of a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any Subsidiary or its property, or for the winding up or liquidation of its affairs, if such decree or order shall have continued undischarged and unstayed for a period of 60 days; PROVIDED HOWEVER, that the foregoing provisions shall not apply to any such event or events commenced by or against one or more Subsidiaries during any three consecutive year period where the aggregate Consolidated Net Tangible Assets of such Subsidiaries do not exceed 10% of the Consolidated Net Tangible Assets of the Company, as shown on the audited consolidated financial statements of the Company as of the end of the fiscal year preceding the date of determination; or

            (7) the institution by the Company or any Subsidiary of proceedings to be adjudicated a voluntary bankrupt, or the consent by the Company or any Subsidiary to the filing of a bankruptcy proceeding against the Company or any Subsidiary, or the filing by the Company or any Subsidiary of a petition or answer or consent seeking reorganization under the Bankruptcy Code (Title 11, U.S. Code) or any other similar applicable United States Federal or state law, or the consent by the Company or any Subsidiary to the filing of any such petition, or to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency, or the making by the Company or any Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Subsidiary in writing of its inability to pay its debts generally as they become due; PROVIDED HOWEVER, that the foregoing provisions shall not apply to any such event or events commenced by or against one or more Subsidiaries during any three consecutive year period where the aggregate Consolidated Net Tangible Assets of such Subsidiaries do not exceed 10% of the Consolidated Net Tangible Assets of the Company as shown on the audited consolidated financial statements of the Company as of the end of the fiscal year immediately preceding the date of determination; or

            (8) any other Event of Default provided with respect to Securities of that series.

SECTION 502.  ACCELERATION OF MATURITY;
                RESCISSION AND ANNULMENT.

            If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of, and all accrued but unpaid interest on, all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (a)   all overdue interest on all Securities of that series,

                  (b) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                  (c) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                  (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

            and

            (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Upon receipt by the Trustee of any declaration of acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, which record date shall be at the close of business on the day the Trustee receives such declaration of acceleration, or rescission and annulment, as the case may be. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the day which is 90 days after such record date, such declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new declaration of acceleration, or rescission or annulment thereof, as the case may be, that is identical to a declaration of acceleration, or rescission or annulment thereof, which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502.

SECTION 503.  COLLECTION OF INDEBTEDNESS AND
              SUITS FOR ENFORCEMENT BY TRUSTEE.

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days,

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

            (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when and if the same becomes due pursuant to the terms of any Security,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (1) to file and prove a claim for the whole amount of principal (or lesser amount in the case of an Original Issue Discount Security) (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS
              WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be paid and applied as provided in Section 506.

SECTION 506.  APPLICATION OF MONEY COLLECTED.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 607; and

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507.  LIMITATION ON SUITS.

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO
              RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. To the extent permitted by applicable law, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  DELAY OR OMISSION NOT WAIVER.

            To the extent permitted by applicable law, no delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  CONTROL BY HOLDERS.

            The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            Upon receipt by the Trustee of any purported direction with respect to Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be at the close of business on the day the Trustee receives such direction. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such majority in principal amount shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new direction identical to a direction which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

SECTION 513.  WAIVER OF PAST DEFAULTS.

            The Holders of a majority in principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                              ARTICLE SIX

                              THE TRUSTEE


SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

            (1)   Except during the continuance of an Event of Default,

                  (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee;

                  (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture; and

                  (c) the obligations, responsibilities and liabilities of the Trustee under this Indenture are contractual in nature and the Trustee shall not be deemed to be acting as a fiduciary or common law trustee.

            (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, EXCEPT that

                  (a) this Subsection shall not be construed to limit the effect of Subsection (1) of this Section;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  NOTICE OF DEFAULTS.

            Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

            Subject to the provisions of Section 601:

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (8) notwithstanding anything to the contrary contained in this Indenture, the Trustee shall not be deemed to have knowledge of any Event of Default, other than an Event of Default specified in clauses (1), (2) or (3) of Section 501 when Trustee acts as Paying Agent, unless and until it shall have received written notice of a specified Event of Default from the Company or a Holder.

SECTION 604.  NOT RESPONSIBLE FOR RECITALS
              OR ISSUANCE OF SECURITIES.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  MAY HOLD SECURITIES.

            The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606.  MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  COMPENSATION AND REIMBURSEMENT.

            The Company agrees

            (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee and each of the Trustee's directors, officers, employees, agents, successors and assigns (the "indemnities") for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending the indemnities against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder as Trustee, Security Registrar or Paying Agent.

            The provisions of this Section 607 shall survive any defeasance of the Securities in accordance with Article Thirteen and the resignation and removal of the Trustee in accordance with Section 610.

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

            The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act regarding conflicting interests and disqualification.

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon the Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF
              SUCCESSOR.

            (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

            (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

            (4)   If at any time:

                  (a) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (b) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect of the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            (1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            (3) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

            (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  MERGER, CONVERSION, CONSOLIDATION
              OR SUCCESSION TO BUSINESS.

            Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  PREFERENTIAL COLLECTION OF
              CLAIMS AGAINST COMPANY.

            (1) Subject to Subsection (2) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (3) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (3) of this Section:

            (a) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (b) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (b) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, SUBJECT, HOWEVER, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                    (i) to retain for its own account (A) payments made on
            account of any such claim by any Person (other than the Company) who is liable thereon, (B) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (C) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                   (ii) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                  (iii) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection
            (3) of this Section, would occur within three months; or

                   (iv) to receive payment on any claim referred to in paragraph
            (ii) or (iii), against the release of any property held as security for such claim as provided in paragraph (ii) or (iii), as the case may be, to the extent of the fair value of such property.

            For the purposes of paragraphs (ii), (iii) and (iv), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

            If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (A) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(B) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (A) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

                  (B) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

            (2) There shall be excluded from the operation of Subsection (1) of this Section a creditor relationship arising from:

                  (a) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (b) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (c) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (d) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection 3(c) of this Section;

                  (e) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                  (f) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (3) of this Section.

            (3)   For the purposes of this Section only:

                  (a) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                  (b) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                  (c) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (d) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                  (e) the term "Company" means any obligor upon the Securities; and

                  (f) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.

            At any time when any of the Securities of one or more series remain outstanding, the Trustee may appoint an authenticating agent or agents (each, an "Authenticating Agent") with respect to Securities of one or more series which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series, and Securities so authenticated shall be entitled to the benefits hereof and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made herein to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail notice of such appointment by first class mail, postage prepaid, to each Holder of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607, or the Authenticating Agent may bill the Company directly for its services.

            Pursuant to each appointment made under this Section, the Securities of each series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    MELLON BANK, N.A.,
                                    as Trustee



                                    By ________________________
                                       as Authenticating Agent



                                    By ________________________
                                          Authorized Officer

            Notwithstanding any provision of this Section 614 to the contrary, if at any time any Authenticating Agent appointed hereunder with respect to any series of Securities shall not also be acting as the Security Registrar hereunder with respect to any series of Securities, then, in addition to all other duties of an Authenticating Agent hereunder, such Authenticating Agent shall also be obligated to furnish to the Security Registrar promptly all information in its possession reasonably necessary to enable the Security Registrar to maintain at all times an accurate and complete Security Register.


                             ARTICLE SEVEN

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE
                              AND COMPANY


SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES
              AND ADDRESSES OF HOLDERS.

            The Company will furnish or cause to be furnished to the Trustee

            (1) semi-annually, either (a) not later than March 31 and September 30 in each year in the case of Original Issue Discount Securities of any series which by their terms do not bear interest prior to Maturity, or (b) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list, each in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding March 16 or September 15 or as of such Regular Record Date, as the case may be; and

            (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  PRESERVATION OF INFORMATION;
              COMMUNICATIONS TO HOLDERS.

            (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

            (2) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (a) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(1), or

            (b) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(1), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

            If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(1) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(2), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(2).

SECTION 703.  REPORTS BY TRUSTEE.

            (1) Within 60 days after the first May 15 occurring subsequent to the initial issuance of Securities hereunder and within 60 days after May 15 in each year thereafter, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register (and to such Holders of Securities as have within the two years preceding such transmissions filed their names and addresses with the Trustee for that purpose), a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

                  (a) any change to its eligibility under Section 609 and its qualifications under Section 608;

                  (b) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 310(b) of the Trust Indenture Act;

                  (c) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding for which it is Trustee on the date of such report;

                  (d) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(2)(b), (c), (d) or (f);

                  (e) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (f) any change to any release, or release and substitution, of property subject to the Mortgage, if any, of this Indenture (and the consideration therefor, if any) which it has not previously reported;

                  (g) any additional issue of Securities which the Trustee has not previously reported; and

                  (h) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

            (2) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register (and to such Holders of Securities as have within the two years preceding such transmissions filed their names and addresses with the Trustee for that purpose), a brief report with respect to (a) the release, or release and substitution, of property subject to the Mortgage, if any, of this Indenture (and the consideration therefor, if any) unless the fair value of such property, as set forth in the certificate or opinion required by Section 314(d)(1) of the Trust Indenture Act, is less than 10% of the principal amount of Securities Outstanding at the time of such release, or such release and substitution, such report to be so transmitted within 90 days after such time; and (b) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (1) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding for which it is Trustee at such time, such report to be transmitted within 90 days after such time.

            (3) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.  REPORTS BY COMPANY.

            The Company shall:

            (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

            (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee and such other Persons specified in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and
      (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

            (4) furnish to the Trustee, within 120 days after the end of each fiscal year of the Company, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                             ARTICLE EIGHT

                   CONSOLIDATION, MERGER, CONVEYANCE,
                           TRANSFER OR LEASE


SECTION 801.  COMPANY MAY CONSOLIDATE, ETC.,
              ONLY ON CERTAIN TERMS.

            The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

            (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Corporation incorporated under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (2) immediately after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

            (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, any property of the Company or any Subsidiary would become subject to any Mortgage which would not be permitted by this Indenture, the Company or such successor Person shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with all indebtedness secured thereby; and

            (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  SUCCESSOR CORPORATION SUBSTITUTED.

            Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. The Trustee shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.


                              ARTICLE NINE

                        SUPPLEMENTAL INDENTURES


SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT
              CONSENT OF HOLDERS.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

            (3)   to add any additional Events of Default; or

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

            (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, PROVIDED that any such addition, change or elimination (a) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor
      (ii) modify the rights of the Holder of any such Security with respect to such provision or (b) shall become effective only when there is no such Security Outstanding; or

            (6)   to secure the Securities; or

            (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

            (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(2); or

            (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH
              CONSENT OF HOLDERS.

            With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or adversely affect any right of repayment at the option of the Holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3)   modify any of the provisions of this Section, Section 513 or
      Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
      Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611(2) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  REFERENCE IN SECURITIES TO
              SUPPLEMENTAL INDENTURES.

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                              ARTICLE TEN

                               COVENANTS


SECTION 1001.    PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

            The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

            The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  MONEY FOR SECURITIES PAYMENTS
               TO BE HELD IN TRUST.

            If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust as provided in the Trust Indenture Act for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust as provided in the Trust Indenture Act for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money. Any Paying Agent shall also be entitled to the benefits and protections afforded the Trustee under Article Six.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.    RESTRICTIONS UPON MORTGAGE OF PROPERTY.

            (1) The Company will not, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Mortgage upon any property of the Company or any Subsidiary (whether such property is now owned or hereafter acquired), without in any such case effectively providing, concurrently with the creation, incurrence, assumption or permission of such Mortgage, that the Securities (together with, if the Company shall so determine, any other indebtedness of or guaranteed by the Company or such Subsidiary ranking equally with the Securities then existing or thereafter created) shall be secured equally and ratably with the obligation secured by such Mortgage; PROVIDED, HOWEVER, that the foregoing restrictions shall not apply to:

                  (a) Mortgages on property of any Person existing at the time such Person becomes a Subsidiary;

                  (b) Mortgages on property existing at the time of acquisition of such property by the Company or a Subsidiary, or Mortgages to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Company or a Subsidiary or to secure any Debt incurred or guaranteed by the Company or a Subsidiary prior to, at the time of, or within 180 days after the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of full operation of such property, which Debt is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon; PROVIDED, HOWEVER, that in the case of any such acquisition, construction or improvement, the Mortgage shall not apply to any property theretofore owned by the Company or a Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located;

                  (c) Mortgages securing Debt of a Subsidiary owing to the Company or to another Subsidiary;

                  (d) Mortgages on property of a Person existing at the time such Person is merged into or consolidated with the Company or a Subsidiary or at the time of a purchase, lease or other acquisition of the property of a Person as an entirety or substantially as an entirety by the Company or a Subsidiary (and not incurred in anticipation of the financing of such merger or acquisition);

                  (e) Mortgages on property of the Company or a Subsidiary in favor of any Person to secure partial, progress, advance or other payments pursuant to any contract or statute or in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Mortgages (including, but not limited to, Mortgages incurred in connection with pollution control, industrial revenue bond or similar financings);

                  (f)   Mortgages on property existing on January 30, 1996;

                  (g)   Permitted Mortgages; and

                  (h) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage referred to in the foregoing clauses (a) to (g), inclusive; PROVIDED, HOWEVER, that the principal amount of the obligation secured thereby shall not exceed the principal amount of the obligation so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements and construction on such property).

            (2) Notwithstanding the foregoing provisions of this Section 1004, the Company and any one or more Subsidiaries may issue, assume or guarantee Debt secured by Mortgages which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Debt of the Company and its Subsidiaries which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (a) through (g) above), does not at the time exceed 10% of the Consolidated Net Tangible Assets of the Company and its consolidated Subsidiaries, as shown on the audited consolidated financial statements of the Company as of the end of the fiscal year preceding the date of determination.

SECTION 1005.    RESTRICTIONS UPON SALE AND LEASEBACK TRANSACTIONS.

            The Company will not, nor will it permit any Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of any property of the Company or any Subsidiary, whether such property is now owned or hereafter acquired (except for leases for a term of not more than three years, except for leases between the Company and a Subsidiary or between Subsidiaries and except for leases of a property or subsequent improvement entered into within 180 days after the later of the acquisition, completion of construction or commencement of full operation of such property or subsequent improvement), which property has been or is to be transferred by the Company or such Subsidiary to such Person (herein referred to as a "Sale and Leaseback Transaction"), unless the Company or such Subsidiary would be entitled, pursuant to the provisions of Section 1004, to issue, assume or guarantee Debt secured by a Mortgage upon such property at least equal in amount to the Attributable Debt in respect of such Sale and Leaseback Transaction without equally and ratably securing the Securities; PROVIDED, HOWEVER, that from and after the date on which such Sale and Leaseback Transaction becomes effective, the Attributable Debt in respect of such Sale and Leaseback Transaction shall be deemed for all purposes under Sections 1004 and 1005 to be Debt subject to the provisions of Section 1004.

            Notwithstanding the foregoing, any arrangement between the Company or any Subsidiary and the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or with any other country, or any political subdivision thereof, of the type identified in the definition of "Sale and Leaseback Transaction" and which is entered into with respect to any real property, plant or facility for the primary purpose of providing the Company or such Subsidiary with property tax abatement, local community investment or other similar incentives shall not be deemed to be a "Sale and Leaseback Transaction".

SECTION 1006.  STATEMENT BY OFFICERS AS TO DEFAULT.

            The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1001 to 1005, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1007.  WAIVER OF CERTAIN COVENANTS.

            The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1005, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive compliance with any term, provision or condition referred to in the immediately preceding paragraph. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive compliance with any such term, provision or condition, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such requisite percentage in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.


                             ARTICLE ELEVEN

                        REDEMPTION OF SECURITIES


SECTION 1101.  APPLICABILITY OF ARTICLE.

            Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

            The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the tenor, if applicable, of the Securities to be redeemed, and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103.  SELECTION BY TRUSTEE OF
               SECURITIES TO BE REDEEMED.

            If fewer than all the Securities of any series are to be redeemed (unless all of the Securities of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series subject to such redemption and not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If fewer than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  NOTICE OF REDEMPTION.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register.

            All notices of redemption shall state:

            (1)   the Redemption Date,

            (2)   the Redemption Price,

            (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

            (4)   the CUSIP numbers, if any, of the Securities to be redeemed,

            (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

            (7) that the redemption is for a sinking fund, if such is the case.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.

            Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest through the Redemption Date on, all the Securities which are to be redeemed on that date.

SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE.

            Notice of redemption having been given as aforesaid, the Securities or portion thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that, unless otherwise specified as contemplated by Section 301 for Securities of any series, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.  SECURITIES REDEEMED IN PART.

            Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

SECTION 1108.  PURCHASE OF SECURITIES.

            Unless otherwise specified as contemplated by Section 301, the Company and any Subsidiary of the Company may at any time and from time to time purchase or otherwise acquire Securities in the open market or by private agreement. Such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any Securities purchased or acquired by the Company or any of its Subsidiaries may be delivered to the Trustee and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied. Section 309 shall apply to all Securities so delivered.


                             ARTICLE TWELVE

                             SINKING FUNDS


SECTION 1201.  APPLICABILITY OF ARTICLE.

            The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of the Securities of such series.

SECTION 1202.  SATISFACTION OF SINKING FUND
               PAYMENTS WITH SECURITIES.

            The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.    REDEMPTION OF SECURITIES FOR SINKING FUND.

            Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days and not more than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                            ARTICLE THIRTEEN

                   DEFEASANCE AND COVENANT DEFEASANCE


SECTION 1301.  APPLICABILITY OF ARTICLE; COMPANY'S
               OPTION TO EFFECT DEFEASANCE OR
               COVENANT DEFEASANCE.

            Unless otherwise provided pursuant to Section 301, this Article Thirteen shall be applicable to the Securities of each series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or
Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

SECTION 1302.  DEFEASANCE AND DISCHARGE.

            Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied but subject to satisfaction of the conditions subsequent set forth below (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and such obligations as shall be ancillary thereto, (3) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder, and (4) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this
Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series. Following a defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default.

SECTION 1303.  COVENANT DEFEASANCE.

            Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections 1004 through 1006 (and any other Sections applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision) and the occurrence of an Event of Default specified in Section 501(4) (insofar as it is with respect to Sections 1004 through 1006 or any other Section applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision) shall be deemed not to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied but subject to satisfaction of the conditions subsequent set forth below (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Following a covenant defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default specified in Section 501(4) or by reference to such other Section specified above in this Section 1303.

SECTION 1304.  CONDITIONS TO DEFEASANCE
               OR COVENANT DEFEASANCE.

            The following shall be the conditions precedent or, as specifically noted below, subsequent to application of either Section 1302 or Section 1303 to the Outstanding Securities of such series:

            (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (a) money in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
      (i) the principal of (and premium, if any) and interest on the Outstanding Securities of such series to maturity or redemption, as the case may be, and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means direct obligations of the United States of America or any agency or instrumentality thereof to pay principal in a fixed amount that are not callable at the issuer's option or direct obligations of the United States of America or any agency or instrumentality thereof to pay interest in a fixed amount, in each case for the payment of which the full faith and credit of the United States of America is pledged or unconditionally guaranteed, as applicable.

            (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (a) on the date of such deposit or (b) insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 123rd day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (b) is a condition subsequent and shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not (a) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (b) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

            (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

            (5) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

            (6) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since January 30, 1996, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (7) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (8) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

            (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

SECTION 1305.  DEPOSITED MONEY AND U.S. GOVERNMENT
               OBLIGATIONS TO BE HELD IN TRUST;
               OTHER MISCELLANEOUS PROVISIONS.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof.

            Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

            Anything herein to the contrary notwithstanding, if and to the extent the deposited money or U.S. Government Obligations (or the proceeds thereof) either (1) cannot be applied by the Trustee in accordance with this Section because of a court order or (2) are for any reason insufficient in amount, then the Company's obligations to pay principal of (and premium, if any) and interest on the Securities of such series shall be reinstated to the extent necessary to cover the deficiency on any due date for payment. In any case specified in clause (1), the Company's interest in the deposited money and U.S. Government Obligations (and proceeds thereof) shall be reinstated to the extent the Company's payment obligations are reinstated.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    TELEDYNE, INC.



                                    By  /s/ Douglas J. Grant
                                       --------------------------------
                                        Douglas J. Grant
Attest:

/s/ L. Michael Russell

                                    MELLON BANK, N.A.
                                    as Trustee



                                    By  /s/ E. D. Renn
                                       --------------------------------
                                          Assistant Vice President


Attest:

/s/ K. S. Zombeck
----------------------------------
Authorized Officer